Mercer International Inc. Transforming biomass into bioproducts for a more sustainable world June 2023 EXHIBIT 99.1

Forward-looking Statements The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions, market expectations and business development activities, as well as capital spending and financing sources. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer’s filings with the United States Securities and Exchange Commission. Unless required by law, we do not assume any obligation to update forward-looking statements based on unanticipated events or changed expectations.

However, wood supply is precious; only the most efficient and innovative producers and products will be capable of meeting demand. Mercer is well positioned to be a leader in this space. Bioproducts: Part of the Solution The tolerance for carbon-intensive products is rapidly waning. Sustainably sourced wood and wood derivatives are part of the solution.

Transforming biomass into bioproducts for a more sustainable world Be Safe & Healthy. Be Sustainable. Be Respectful. Be Bold.

Global Megatrends Driving Long-Term Demand Climate Change Increasing Urbanization Higher Living Standards Fossil Fuel Replacement Housing Demographics Growing Middle Class Population Growth Global Megatrends Circular Economy Changing Regulations Resource Scarcity Increasing Consumption

MASS TIMBER PALLETS PULP TALL OIL TURPENTINE LIGNIN GREEN ENERGY BIOFUELS LUMBER Maximizing Value through Purposeful Diversification

Mercer Rosenthal Mercer Stendal Mercer Torgau Mercer Friesau Mercer Stendal Leveraging Geographic Clusters to Maximize Value Mercer Rosenthal Mercer Friesau Residual fiber for pulp Sawdust for pallet components and biofuels Unplaned lumber for further processing Low quality lumber for pallets Mercer Friesau Mercer Torgau

+1,935K tonnes 1994 – 2022 Pulp: Continued Optimization 3rd Largest Producer of Market NBSK 2.3 million ADMT

Solid Wood: Continued Expansion to Capture Synergies 960 MMfbm Lumber Mercer Torgau 410 MMfbm Expansive range of metric and US dimension grades for all major world markets Mercer Friesau 550 MMfbm Top 5 Largest softwood sawmill in the world No. 1 Largest EPAL pallet producer in the world 17 million pallets 230k metric tonnes pellets + briquettes

Mass Timber:

Continued Geographic Expansion



45,000 m³ Glulam

210,000 m³ CLT

5 NA Facilities with Wide Geographic Reach

2 State of the Art Facilities in Northwest and Southeast US

North America's Leading Mass Timber Producer

35% of North American Mass Timber Panel Capacity[(1)]

Eco-Living

Prefabrication

Customizable

Concrete of the Future



Global CLT Market Value(2)
($US Billions)
CAGR: 14%
$ 1.2
$ 3.7
2022
2030

North America made up ~20% of the Global CLT Market in 2022[(3)]

1) Source: FEA – 2022 Mass Timber Annual Update. Reflects Mercer + Structurlam North American Mass Timber Panel Capacity by %.
2) Source: Polaris Market Research
3) Source: Grand View Research

MERCER 10

Bioenergy & Biomaterials: Development of Green Fossil-Fuel Replacement Alternatives Our mills generate 890 GWh of surplus power from biomass each year enough to power 83,700 homes without fossil fuels Green Electricity Commercialization of nano-fibrillated cellulose Refined Lignin Resin adhesives Functional fillers Advanced battery elements Bio-based polymers Tall Oil Raw material in chemical industry Briquettes & Pellets Alternative to petroleum-based heating fuels Pilot Plant Completed 2023 250tonnes annual capacity

1994 Mercer Rosenthal 2004 Mercer Celgar 2005 Mercer Stendal 2017 Mercer Friesau 2018 Mercer Peace River 2021 Mercer Mass Timber 2022 Mercer Torgau 2023 Mercer Structurlam Sustained Growth and Diversification LIGNIN 250 tonnes PELLETS + BRIQUETTES 230,000 metric tonnes CLT + GLULAM 255,000 m3 KRAFT PULP 2.3 million ADMT BIOENERGY 431.5 MW LUMBER 960 MMfbm PALLETS 17 million units

Balanced Capital Allocation Maintenance of Business is a term broadly referencing the base capital required to continuously use facilities and equipment, in their designed capacity and efficiency, for their intended purpose As at March 31, 2023 Debt composition optimized when opportunistic: Weighted average maturity: 2028 Weighted average coupon: 5.22% Debt Rating: B+ (S&P); Ba3 (Moody’s) Liquidity: $556 million(2) Capital Allocation 2017 – 2022 ($ millions)

Fit for Future Environmental and Social Responsibility SBTi Validated Targets Validated 35% reduction targets in Scope 1, 2 and 3 GHG emissions by 2030 UN Global Compact Alignment with a recognized global framework ESG-Linked Loan Five-year €300 million revolving credit facility linking ESG performance with borrowing cost Fit for Future 2022 2022 Annual Sustainability Report highlights our commitment to becoming an ESG performance and disclosure leader

Net Income (Loss) ($ millions) 75.5 34.9 70.5 128.6 (9.6) (17.2) 171.0 247.0 Operating EBITDA is a non-GAAP measure. For a Reconciliation of Net Income (Loss) to Operating EBITDA, please refer to slide 18 Operating EBITDA Margin is defined as Operating EBITDA divided by revenue Excludes unrealized MPR synergies and energy sales from 50% owned Cariboo mill, recorded as an equity investment Includes MPR results since acquisition on December 10, 2018 Excludes corporate segment Includes Mercer Mass Timber Includes Mercer Torgau results since acquisition on September 30, 2022 Random Lengths: kiln-dried Western SPF 2&btr 2x4 (4) (5) Financial Performance (6) (7) (8)

Softwood Pulp Current prices are expected to be short-lived. Low customer inventories, combined with a lack of material greenfield NBSK capacity additions and the closure of high-cost NBSK mills (Canfor Prince George, Stora Enso Sunila) is expected to balance supply-demand fundamentals in the near-term. Hardwood Pulp Expected additional downward pressure on hardwood pulp vs. softwood pulp in the near-term as the market digests new South American eucalyptus supply. Additional capacities, while representing almost 10% of 2023 capacity will create extended headwinds. While large South American producers are reducing production to better balance the market (Suzano recently announced a 4% curtailment in production), increases are intended to match growing demand, which has seen an increase of ~4% CAGR from 2002 – 2022(1). Lumber Economic uncertainty and rising interest rates placing downward pressure on pricing in the near-term. Mid-term supply-demand fundamentals remains strong given low, old housing inventory, population demographics, and demand for low-carbon building solutions combined with falling Canadian lumber supply. Mass Timber North American CLT consumption for construction has grown four-fold between 2016 and 2020. The annual global market value of CLT is expected to grow at a CAGR of ~14% between 2022 and 2030(2). Green Energy Despite implementation of price caps on electricity in the EU, prices still higher than grey market prices of €50/MWh in 2021. Increasing demand for solar and bio-fuel derived energy, combined with electrification of economies will continue to drive electricity demand growth. Current Market Conditions Demand, capacity data per PPPC Polaris Market Research

Investment Highlights History of sustained growth Prudent financial management Strategic purposeful diversification focused on synergistic biomass operations that maximize resource efficiency and value and contribute favorably to the circular economy Future growth engines: Pulp: Continuous optimization of our current asset base Lumber: Continued expansion to capture synergies Mass Timber: Continued geographic expansion Lignin: Develop fossil-fuel replacement alternatives through innovation and biomaterial technology

Consolidated (US$ millions) 2018 (1)(2) 2019 (2) 2020 (2) 2021 (2) 2022 (2)(3) LTM Q1 2023 (2)(3)(4) Net Income (Loss) Attributable to Common Shareholders 128.6 (9.6) (17.2) 171.0 247.0 127.6 Add: Income Tax Provision 48.7 19.2 6.1 89.6 98.3 68.7 Add: Interest Expense 51.5 75.8 80.7 70.0 71.5 73.1 Add: Loss on Extinguishment of Debt 21.5 4.8 - 30.4 - - Add: Other Expense (Income) 17.6 (6.1) (5.9) (14.4) (24.4) (19.4) Operating Income 267.9 84.0 63.7 346.6 392.4 249.9 Add: Depreciation and Amortization 96.7 126.4 128.9 132.2 144.2 159.6 Operating EBITDA 364.6 210.4 192.7 478.8 536.5 409.5 Note: See next slide for additional disclosures Note: The above reconciles net income (loss) to EBITDA. Some numbers may not add due to rounding Includes MPR results since acquisition on December 10, 2018 Excludes unrealized MPR synergies and energy sales from 50% owned Cariboo mill, recorded as an equity investment Includes Mercer Torgau results since acquisition on September 30, 2022 Includes non-cash inventory impairment charge of $15.2 million Segmented (US$ millions) Pulp Solid Wood Q1 2022 Q1 2023 Q1 2022 Q1 2023 Operating Income (Loss) 86.2 12.8 40.5 (27.1) Add: Depreciation and Amortization 27.7 27.4 3.6 19.9 Operating EBITDA 113.9 40.2 44.1 (7.2) Reconciling Net Income (Loss) to EBITDA

Note: For other reconciliations of Net Income (Loss) to Operating EBITDA in periods not shown, please refer to that period’s respective Form 10-Q or 10-K, which can be found on our website (www.mercerint.com) Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and non-recurring capital asset impairment charges. Operating EBITDA Margin is defined as Operating EBITDA divided by revenue. Management uses Operating EBITDA and Operating EBITDA Margin as benchmark measurements of its own operating results, and as benchmarks relative to its competitors. Management considers these measures to be a meaningful supplement to operating income (loss) as a performance measure primarily because depreciation expense and non-recurring capital asset impairment charges are not an actual cash cost, and depreciation expense varies widely from company to company in a manner that management considers largely independent of the underlying cost efficiency of their operating facilities. In addition, we believe Operating EBITDA and Operating EBITDA Margin is commonly used by securities analysts, investors and other interested parties to evaluate our financial performance. Operating EBITDA does not reflect the impact of a number of items that affect our net income (loss) attributable to common shareholders, including financing costs and the effect of derivative instruments. Operating EBITDA is not a measure of financial performance under the accounting principles generally accepted in the United States of America (“GAAP”), and should not be considered as an alternative to net income (loss) or income (loss) from operations as a measure of performance, nor as an alternative to net cash from operating activities as a measure of liquidity. Operating EBITDA and Operating EBITDA Margin have significant limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP. Operating EBITDA should only be considered as a supplemental performance measure and should not be considered as a measure of liquidity or cash available to us to invest in the growth of our business. Because all companies do not calculate Operating EBITDA in the same manner, Operating EBITDA and Operating EBITDA Margin as calculated by us may differ from Operating EBITDA or EBITDA and Operating EBITDA Margin, or EBITDA Margin as calculated by other companies. We compensate for these limitations by using Operating EBITDA and Operating EBITDA Margin as supplemental measures of our performance and by relying primarily on our GAAP financial statements. Reconciling Net Income (Loss) to EBITDA

Mercer International Inc. P: +1 (604) 684 1099 info@mercerint.com Suite 1120, 700 West Pender St Vancouver, B.C. Canada V6C 1G8 Contact Information www.mercerint.com